SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NUMBER 1 TO
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2009

UNIVERSAL HOLDINGS, INC.
 (Exact name of registrant as specified in Charter)

Nevada	333-152571
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1353 Old Temescal Road, Suite 108
Corona, California 92881

(Address of principal executive offices)

1 (888) 991-1114

(Registrant’s telephone number)

P.O. Box 8851
Rocky Mount, North Carolina 27804
(252) 407-7782
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On September 21, 2009, we dismissed Webb & Co. as our independent registered public accounting firm. The Board of Directors of the Company approved such resignation on September 21, 2009.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Webb & Co.’s reports on the financial statements of the Company for the years ended April 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv
In connection with the audit and review of the financial statements of the Company through September 21, 2009, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Webb & Co.’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended April 30, 2009 and 2008 and interim unaudited financial statement through September 21, 2009, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Webb & Co. with a copy of this Current Report on Form 8-K and requested that Webb & Co. furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Webb & Co., and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On September 21, 2009, the Board appointed Jewett Schwartz Wolfe & Associates, certified public accountants (“JSWA”) as the Company’s new independent registered public accounting firm. The decision to engage JSWA was approved by the Company’s Board of Directors on September 21, 2009.

ii
Prior to September 21, 2009, the Company did not consult with JSWA regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro Forma financial information

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

16.1	Letter from Webb & Company, P.A. to the U.S. Securities and Exchange Commission dated September 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HOLDINGS INC.

Date: September 29, 2009	By:	/s/ Jeffrey Beunier
Jeffrey Beunier President, Chief Executive Officer and Chairman of the Board of Directors